                                                                    Exhibit 32.1

                CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the amended quarterly report of The LGL Group, Inc.,
(the "Company") on Form 10-Q/A for the quarterly period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Robert Zylstra, Principal Executive Officer of the Company,
certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      1.    The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

      2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Date: June 26, 2008                     By: /s/ Robert Zylstra
                                            ------------------------------------
                                            Name:  Robert Zylstra
                                            Title: President and Chief Executive
                                                   Officer
                                                   (Principal Executive Officer)